UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)
(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	XOSWW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 8, 2023, the audit committee (the “Audit Committee”) of the Board of Directors of Xos, Inc. (the “Company”), after discussion with the Company’s management, concluded that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (collectively, the “Restated Financials”), each as previously filed with the Securities and Exchange Commission (the “SEC”), should no longer be relied upon and should be restated due to the following errors (all adjustments described below are approximates):
1.Errors in recording the results of a physical inventory count, which caused inventories to be overstated and cost of goods sold to be understated by $2.8 million for the three months ended March 31, 2022, six months ended June 30, 2022, and nine months ended September 30, 2022.
2.Errors in the improper recording of duplicate inventory receipts as well as improper and inaccurate recording of prepaid inventories, which caused certain financial statement line items to be overstated or (understated) by the following amounts:

	March 31, 2022	June 30, 2022	September 30, 2022
Inventories	$(0.3) million	$1.1 million	$1.4 million
Prepaid expenses and other current assets	$1.6 million	$3.2 million	$4.4 million
Accounts payable	$0.3 million	$0.3 million	$—
Other current liabilities(1)	$1.0 million	$3.8 million	$5.7 million
____________
(1) Amounts relate to accrued inventory purchases.

Three Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022
Cost of goods sold	$—	$(0.2) million	$(0.1) million
The Company does not expect any of the changes described above to have an impact on its reported cash balances or liquidity. Any of the Company’s previously furnished or filed reports, press releases, stockholder communications, investor presentations or other similar communications describing relevant portions of the Restated Financials should no longer be relied upon.
The Company’s management identified a material weakness in internal control over financial reporting relating to the ineffective operation of controls related to inventory management that resulted in the error described above, and concluded that the Company’s disclosure controls and procedures were not effective as of March 31, 2022, June 30, 2022 and September 30, 2022.
In connection with the restatement of the Company’s unaudited condensed consolidated financial statements for the quarter ended September 30, 2022, the Company intends to also correct for an immaterial error related to the recognition of embedded derivative liabilities within the Convertible Debentures issued on August 11, 2022 and September 21, 2022 (the “Convertible Debentures”). Specifically, one embedded feature contained within both Convertible Debentures should have been bifurcated from the host debt contract upon issuance of the debentures and subsequently recorded at fair value as of September 30, 2022, with the change in fair value reflected in the unaudited condensed consolidated statement of operations. The error resulted in an overstatement of “Convertible debt, net” of $7.1 million and an understatement of “Derivative liabilities” of $3.8 million in the unaudited condensed consolidated balance sheet as of September 30, 2022, and an understatement of “Change in fair value of derivative instruments” of $4.0 million and an understatement of “Other expense, net” of ($0.7) million in the unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2022. The Company determined that the error was not material to the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10‑Q for the quarter ended September 30, 2022 filed with the SEC on November 10, 2022.

The Company intends to correct the errors within the Restated Financials by means of a Form 10‑Q/A, Amendment No. 1 for each of the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, each to be filed as soon as practicable.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8‑K with Grant Thornton LLP, the Company’s current independent registered public accounting firm. The Company’s management has also discussed the matters disclosed in this Current Report on Form 8‑K with the Company’s predecessor independent registered public accounting firm, Withum Smith+Brown, PC.
Forward-Looking Statements
This Current Report on Form 8‑K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8‑K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “intend,” “may,” “plan,” “should,” “will,” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8‑K include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements and the Company’s liquidity position. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10‑K for the year ended December 31, 2021 filed with the SEC on March 30, 2022, and other documents subsequently filed with the SEC. The forward-looking statements in this Current Report on Form 8‑K are based upon information available to the Company as of the date of this Current Report on Form 8‑K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2023

XOS, INC.

By:	/s/ Kingsley Afemikhe
Kingsley Afemikhe
Chief Financial Officer